Exhibit 10.5

To:	MedImmune, Inc.

One MedImmune Way

Gaithersburg, MD 20878

Attn: Mr. Tim Pearson, Vice President Finance and Treasurer

Telephone: (301) 398-4470

Facsimile: (301) 398-9470

From:	UBS AG, London Branch

c/o UBS Securities LLC

299 Park Avenue

New York, NY 10171

Attn: Adam Frieman

Telephone: (212) 821-2100

Facsimile: (212) 821-4610

Re:	Amendment to Issuer Warrant Transaction

This amendment (this “Amendment”) is made as of this 26th day of June, 2006, between UBS AG acting through its London Branch (“Dealer”), represented by UBS Securities LLC as its agent, and MedImmune, Inc. (“Issuer”).

WHEREAS, Dealer and Issuer are parties to a Confirmation dated as of June 22, 2006 (UBS Reference Number: ____________) (the “Confirmation”) relating to Warrants issued by Issuer to Dealer, the first scheduled Expiration Date for which is October 13, 2011;

WHEREAS, the parties wish to amend the Confirmation on the terms and conditions set forth in this Amendment;

NOW, THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Terms Used but Not Defined Herein. Terms used but not defined herein shall have the respective meanings given to them in the Confirmation.

Section 2. Amendment to the Confirmation.

(a)	The “Premium” under the Confirmation shall be USD34,701,250. For the avoidance of doubt, the Premium per Warrant set forth in the Confirmation shall remain unchanged.

(b)	Annex A to the Confirmation shall be replaced in its entirety with Annex A to this Amendment.

Section 3. Effectiveness. This Amendment shall become effective upon execution by the parties hereto.

Section 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

Section 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 6. Effectiveness of Confirmation. Except as amended hereby, all the terms of the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

Issuer hereby agrees (a) to check this Amendment carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by Dealer) correctly sets forth the terms of the agreement between Dealer and Issuer with respect to the Transaction, by manually signing this Amendment or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Equity Risk Management (Corporates), Facsimile No. (212) 821-4610.

Yours faithfully,

UBS AG, LONDON BRANCH

By:	/s/: Bennett Lieberman

Name: Bennett Lieberman

Title: Managing Director

By:	/s/: Brian Ward

Name: Brian Ward

Title: Executive Director

UBS SECURITIES LLC, as agent

By:	/s/: Bennett Lieberman

Name: Bennett Lieberman

Title: Managing Director

By:	/s/: Brian Ward

Name: Brian Ward

Title: Executive Director

Agreed and Accepted By:

MEDIMMUNE, INC.

By:	/s/: Lota S. Zoth

Name: Lota S. Zoth

Title: Senior Vice President and Chief Executive Officer

Annex A

For each Component of the Transaction, the Number of Warrants and Expiration Date is set forth below.

Component Number	Number of Warrants	Expiration Date

1	287,192	October 13, 2011
2	287,192	October 14, 2011
3	287,192	October 17, 2011
4	287,192	October 18, 2011
5	287,192	October 19, 2011
6	287,192	October 20, 2011
7	287,192	October 21, 2011
8	287,192	October 24, 2011
9	287,192	October 25, 2011
10	287,192	October 26, 2011
11	287,192	October 27, 2011
12	287,192	October 28, 2011
13	287,192	October 31, 2011
14	287,192	November 1, 2011
15	287,192	November 2, 2011
16	287,192	November 3, 2011
17	287,192	November 4, 2011
18	287,192	November 7, 2011
19	287,193	November 8, 2011
20	287,193	November 9, 2011
21	287,193	November 10, 2011
22	287,193	November 14, 2011
23	287,193	November 15, 2011
24	287,193	November 16, 2011
25	287,193	November 17, 2011
26	287,193	November 18, 2011
27	287,193	November 21, 2011
28	287,193	November 22, 2011
29	287,193	November 23, 2011
30	287,193	November 28, 2011

A-1